Exhibit 99.2

MORGAN STANLEY
Financial Supplement - 4Q 2012
Table of Contents

Page #

1	…………….	Quarterly Financial Summary
2	…………….	Quarterly Consolidated Income Statement Information
3	…………….	Quarterly Earnings Per Share Summary
4 - 5	…………….	Quarterly Consolidated Financial Information and Statistical Data
6	…………….	Quarterly Institutional Securities Income Statement Information
7 - 9	…………….	Quarterly Institutional Securities Financial Information and Statistical Data
10	…………….	Quarterly Global Wealth Management Group Income Statement Information
11	…………….	Quarterly Global Wealth Management Group Financial Information and Statistical Data
12	…………….	Quarterly Asset Management Income Statement Information
13	…………….	Quarterly Asset Management Financial Information and Statistical Data
14	…………….	Country Risk Exposure - European Peripherals and France Appendix I
15	…………….	Earnings Per Share Appendix II
16	…………….	Earnings Per Share Appendix III
17 - 18	…………….	End Notes
19	…………….	Legal Notice

MORGAN STANLEY
Quarterly Financial Summary
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2012	Sept 30, 2012	Dec 31, 2011	Sept 30, 2012	Dec 31, 2011	Dec 31, 2012	Dec 31, 2011	Change
Net revenues
Institutional Securities	$2,951	$1,367	$2,068	116%	43%	$10,553	$17,175	(39%)
Global Wealth Management Group	3,461	3,336	3,219	4%	8%	13,516	13,289	2%
Asset Management	599	631	424	(5%)	41%	2,219	1,887	18%
Intersegment Eliminations	(45)	(54)	(36)	17%	(25%)	(176)	(115)	(53%)
Consolidated net revenues	$6,966	$5,280	$5,675	32%	23%	$26,112	$32,236	(19%)

Income (loss) from continuing operations before tax
Institutional Securities	$57	$(1,920)	$(772)	*	*	$(1,671)	$4,591	*
Global Wealth Management Group	581	239	238	143%	144%	1,600	1,255	27%
Asset Management	221	198	78	12%	183%	590	253	133%
Intersegment Eliminations	0	0	0	--	--	(4)	0	*
Consolidated income (loss) from continuing operations before tax	$859	$(1,483)	$(456)	*	*	$515	$6,099	(92%)

Income (loss) applicable to Morgan Stanley
Institutional Securities	$353	$(1,269)	$(359)	*	*	$(833)	$3,468	*
Global Wealth Management Group	277	157	131	76%	111%	799	658	21%
Asset Management	(57)	104	6	*	*	86	35	146%
Intersegment Eliminations	0	0	0	--	--	(4)	0	*
Consolidated income (loss) applicable to Morgan Stanley	$573	$(1,008)	$(222)	*	*	$48	$4,161	(99%)

Financial Metrics:
Return on average common equity
from continuing operations	3.6%	*	*			*	3.9%
Return on average common equity	3.2%	*	*			*	3.8%

Tier 1 common capital ratio	14.7%	13.9%	12.6%
Tier 1 capital ratio	17.9%	16.9%	16.2%

Book value per common share	$30.65	$30.53	$31.42
Tangible book value per common share	$26.81	$26.65	$27.95

Notes:	-
Results for the quarters ended December 31, 2012, September 30, 2012 and December 31, 2011, include positive (negative) revenue of $(511) million, $(2,262) million and $216 million, respectively, related to the movement in Morgan Stanley's credit spreads and other credit factors on certain long-term and short-term debt (Debt Valuation Adjustment, DVA). The twelve months ended December 31, 2012 and December 31, 2011 include positive (negative) revenue of $(4,402) million and $3,681 million, respectively, related to the movement in DVA.

-
Income (loss) applicable to Morgan Stanley represents income (loss) from continuing operations, adjusted for the portion of net income (loss) applicable to noncontrolling interests related to continuing operations. For the quarters ended December 31, 2012, September 30, 2012 and December 31, 2011 net income (loss) applicable to noncontrolling interests include $3 million, $17 million, and $2 million respectively, reported as a gain in discontinued operations. The twelve months ended December 31, 2012 and  December 31, 2011 net income (loss) applicable to noncontrolling interests include $29 million and $7 million respectively, reported as a gain in discontinued operations.

	-	Tier 1 common capital ratio equals Tier 1 common equity divided by Risk Weighted Assets (RWA).
	-	Tier 1 capital ratio equals Tier 1 capital divided by RWA.
	-	Book value per common share equals common equity divided by period end common shares outstanding.
	-	Tangible book value per common share equals tangible common equity divided by period end common shares outstanding.
-
The return on average common equity and tangible book value per common share are non-GAAP measures that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance and capital adequacy.

	-	See page 4 of the financial supplement for additional information related to the calculation of the financial metrics.
	-	Refer to Legal Notice on page 19.

MORGAN STANLEY
Quarterly Consolidated Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2012	Sept 30, 2012	Dec 31, 2011	Sept 30, 2012	Dec 31, 2011	Dec 31, 2012	Dec 31, 2011	Change
Revenues:
Investment banking	$1,439	$1,152	$1,051	25%	37%	$4,758	$4,991	(5%)
Principal transactions:
Trading	1,513	607	969	149%	56%	6,991	12,384	(44%)
Investments	304	290	140	5%	117%	742	573	29%
Commissions and fees	1,052	988	1,149	6%	(8%)	4,257	5,347	(20%)
Asset management, distribution and admin. fees	2,331	2,257	2,004	3%	16%	9,008	8,410	7%
Other	152	141	92	8%	65%	555	175	*
Total non-interest revenues	6,791	5,435	5,405	25%	26%	26,311	31,880	(17%)

Interest income	1,744	1,379	1,685	26%	4%	5,988	7,258	(17%)
Interest expense	1,569	1,534	1,415	2%	11%	6,187	6,902	(10%)
Net interest	175	(155)	270	*	(35%)	(199)	356	*
Net revenues	6,966	5,280	5,675	32%	23%	26,112	32,236	(19%)
Non-interest expenses:
Compensation and benefits	3,633	3,928	3,792	(8%)	(4%)	15,622	16,333	(4%)

Non-compensation expenses:
Occupancy and equipment	394	386	381	2%	3%	1,546	1,548	--
Brokerage, clearing and exchange fees	369	359	379	3%	(3%)	1,536	1,633	(6%)
Information processing and communications	474	493	471	(4%)	1%	1,913	1,811	6%
Marketing and business development	163	138	160	18%	2%	602	595	1%
Professional services	558	476	487	17%	15%	1,923	1,794	7%
Other	516	983	461	(48%)	12%	2,455	2,423	1%
Total non-compensation expenses	2,474	2,835	2,339	(13%)	6%	9,975	9,804	2%

Total non-interest expenses	6,107	6,763	6,131	(10%)	--	25,597	26,137	(2%)

Income (loss) from continuing operations before taxes	859	(1,483)	(456)	*	*	515	6,099	(92%)
Income tax provision / (benefit) from continuing operations (1)	95	(525)	(298)	*	*	(152)	1,410	*
Income (loss) from continuing operations	764	(958)	(158)	*	*	667	4,689	(86%)
Gain (loss) from discontinued operations after tax	(63)	2	(26)	*	(142%)	(38)	(44)	14%
Net income (loss)	$701	$(956)	$(184)	*	*	$629	$4,645	(86%)
Net income applicable to redeemable noncontrolling interests	116	8	0	*	*	124	0	*
Net income applicable to nonredeemable noncontrolling interests	78	59	66	32%	18%	524	535	(2%)
Net income (loss) applicable to Morgan Stanley	507	(1,023)	(250)	*	*	(19)	4,110	*
Preferred stock dividend / Other	26	24	25	8%	4%	98	2,043	(95%)
Earnings (loss) applicable to Morgan Stanley common shareholders	$481	$(1,047)	$(275)	*	*	$(117)	$2,067	*

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	573	(1,008)	(222)	*	*	48	4,161	(99%)
Gain (loss) from discontinued operations after tax	(66)	(15)	(28)	*	(136%)	(67)	(51)	(31%)
Net income (loss) applicable to Morgan Stanley	$507	$(1,023)	$(250)	*	*	$(19)	$4,110	*

Pre-tax profit margin	12%	*	*			2%	19%
Compensation and benefits as a % of net revenues	52%	74%	67%			60%	51%
Non-compensation expenses as a % of net revenues	36%	54%	41%			38%	30%

Effective tax rate from continuing operations	11.1%	35.4%	65.4%			*	23.1%

Notes:	-
Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance.  Percentages represent income from continuing operations before income taxes as a percentage of net revenues.

	-	The quarter and full year ended December 31, 2011, Principal Transactions - Trading included a loss of $1,742 million related to the comprehensive settlement with MBIA Insurance Corporation (MBIA).
-
Other revenues for the full year ended December 31, 2011, included a loss of approximately $783 million related to the 40% stake in a Japanese securities joint venture, Mitsubishi UFJ Morgan Stanley Securities Co., Ltd. ("MUMSS") controlled and managed by our partner, Mitsubishi UFJ Financial Group Inc. (MUFG).

-
In the quarter ended December 31, 2012, discontinued operations included the provision of $115 million related to a settlement with the Federal Reserve Board concerning the independent foreclosure review related to Saxon.  For the full year ended December 31, 2012, discontinued operations primarily reflected an after-tax gain and other operating income related to Quilter Holdings Ltd. (reported in the Global Wealth Management business segment), and an after-tax loss and operating results related to Saxon (reported in the Institutional Securities business segment), which includes the provision related to a settlement with the Federal Reserve Board concerning Saxon.

-
For the quarter ended December 31, 2012, the effective tax rate from continuing operations was 11.1%. The current quarter includes a net tax benefit of approximately $155 million consisting of a discrete benefit from remeasurement of reserves and an out of period tax provision to adjust previously recorded deferred tax assets.

-
During the quarter ended September 30, 2012, Morgan Stanley completed the purchase of an additional 14% stake in Morgan Stanley Smith Barney (Joint Venture) from Citigroup Inc. (Citi), increasing the Firm’s interest from 51% to 65%. Prior to September 17, 2012, Citi’s results related to its 49% interest were reported in net income (loss) applicable to nonredeemable noncontrolling interests. Due to the terms of the revised agreement with Citi, subsequent to the purchase of the additional 14% stake, Citi’s results related to the 35% interest are reported in net income (loss) applicable to redeemable noncontrolling interests.

-
The portion of net income attributable to noncontrolling interests for consolidated entities is presented as either net income (loss) applicable to redeemable noncontrolling interests or net income (loss)  applicable to nonredeemable noncontrolling interests.

-
The full year ended December 31, 2011, preferred stock dividend / other included a one-time negative adjustment of approximately $1.7 billion related to the conversion of Series B Non-Cumulative Non-Voting Perpetual Convertible Preferred Stock held by MUFG, into Morgan Stanley common stock (MUFG conversion).

	-	Preferred stock dividend / other includes allocation of earnings to Participating Restricted Stock Units (RSUs).
	-	Refer to End Notes on pages 17-18 and Legal Notice on page 19.

MORGAN STANLEY
Quarterly Earnings Per Share
(unaudited, dollars in millions, except for per share data)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2012	Sept 30, 2012	Dec 31, 2011	Sept 30, 2012	Dec 31, 2011	Dec 31, 2012	Dec 31, 2011	Change

Income (loss) from continuing operations	$764	$(958)	$(158)	*	*	$667	$4,689	(86%)
Net income applicable to redeemable noncontrolling interests	116	8	0	*	*	124	0	*
Net income applicable to nonredeemable noncontrolling interests	75	42	64	79%	17%	495	528	(6%)
Net income (loss) from continuing operations applicable to noncontrolling interest	191	50	64	*	198%	619	528	17%
Income (loss) from continuing operations applicable to Morgan Stanley	573	(1,008)	(222)	*	*	48	4,161	(99%)
Less: Preferred Dividends	24	24	24	--	--	96	292	(67%)
Less: MUFG preferred stock conversion	-	-	-	--	--	-	1,726	*
Income from continuing operations applicable to Morgan Stanley, prior to allocation of income to Participating Restricted Stock Units	549	(1,032)	(246)	*	*	(48)	2,143	*

Basic EPS Adjustments:
Less: Allocation of earnings to Participating Restricted Stock Units	2	0	1	*	100%	2	26	(92%)
Earnings (loss) from continuing operations applicable to Morgan Stanley common shareholders	$547	$(1,032)	$(247)	*	*	$(50)	$2,117	*

Gain (loss) from discontinued operations after tax	(63)	2	(26)	*	(142%)	(38)	(44)	14%
Less: Gain (loss) from discontinued operations after tax applicable to noncontrolling interests	3	17	2	(82%)	50%	29	7	*
Gain (loss) from discontinued operations after tax applicable to Morgan Stanley	(66)	(15)	(28)	*	(136%)	(67)	(51)	(31%)
Less: Allocation of earnings to Participating Restricted Stock Units	0	0	0	--	--	0	(1)	*
Earnings (loss) from discontinued operations applicable to Morgan Stanley common shareholders	(66)	(15)	(28)	*	(136%)	(67)	(50)	(34%)

Earnings (loss) applicable to Morgan Stanley common shareholders	$481	$(1,047)	$(275)	*	*	$(117)	$2,067	*

Average basic common shares outstanding (millions)	1,892	1,889	1,850	--	2%	1,886	1,655	14%

Earnings per basic share:
Income from continuing operations	$0.29	$(0.55)	$(0.13)	*	*	$(0.03)	$1.28	*
Discontinued operations	$(0.04)	$-	$(0.02)	*	(100%)	$(0.03)	$(0.03)	--
Earnings per basic share	$0.25	$(0.55)	$(0.15)	*	*	$(0.06)	$1.25	*

Earnings (loss) from continuing operations applicable to Morgan Stanley common shareholders	$547	$(1,032)	$(247)	*	*	$(50)	$2,117	*

Diluted EPS Adjustments:
Earnings (loss) from continuing operations applicable to Morgan Stanley common shareholders	$547	$(1,032)	$(247)	*	*	$(50)	$2,117	*

Earnings (loss) from discontinued operations applicable to Morgan Stanley common shareholders	(66)	(15)	(28)	*	(136%)	(67)	(50)	(34%)

Earnings (loss) applicable to Morgan Stanley common shareholders	$481	$(1,047)	$(275)	*	*	$(117)	$2,067	*

Average diluted common shares outstanding and common stock equivalents (millions)	1,937	1,889	1,850	3%	5%	1,886	1,675	13%

Earnings per diluted share:
Income from continuing operations	$0.28	$(0.55)	$(0.13)	*	*	$(0.03)	$1.26	*
Discontinued operations	$(0.03)	$-	$(0.02)	*	(50%)	$(0.03)	$(0.03)	--
Earnings per diluted share	$0.25	$(0.55)	$(0.15)	*	*	$(0.06)	$1.23	*

Notes:	-
The portion of net income attributable to noncontrolling interests for consolidated entities is presented as either net income (loss) applicable to redeemable noncontrolling interests or net income (loss) applicable to nonredeemable noncontrolling interests.

-
The Firm calculates earnings per share using the two-class method as described under the accounting guidance for earnings per share.  For further discussion of the Firm's earnings per share calculations, see pages 15 and 16 of the financial supplement and Note 2 to the consolidated financial statements in the Firm's Annual Report on Form 10-K for the year ended December 31, 2011.

	-	Refer to Legal Notice on page 19.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended						Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2012		Sept 30, 2012		Dec 31, 2011		Sept 30, 2012	Dec 31, 2011	Dec 31, 2012	Dec 31, 2011	Change

Regional revenues (1)
Americas	$5,568		$4,744		$3,716		17%	50%	$20,200	$22,306	(9%)
EMEA (Europe, Middle East, Africa)	656		296		1,237		122%	(47%)	3,078	6,619	(53%)
Asia	742		240		722		*	3%	2,834	3,311	(14%)
Consolidated net revenues	$6,966		$5,280		$5,675		32%	23%	$26,112	$32,236	(19%)

Worldwide employees	57,061		57,726		61,546		(1%)	(7%)

Firmwide deposits	$83,266		$70,757		$65,662		18%	27%
Total assets	$782,373		$764,985		$749,898		2%	4%
Risk weighted assets (2)	$306,479		$314,770		$314,817		(3%)	(3%)
Global Liquidity Reserve (Billions) (3)	$182		$170		$182		7%	--
Long-Term Debt Outstanding	$169,571		$168,444		$184,234		1%	(8%)
Maturities of Long-Term Debt Outstanding (next 12 months)	$25,303		$20,214		$35,082		25%	(28%)

Common equity	60,514		60,291		60,541		--	--
Preferred equity	1,508		1,508		1,508		--	--
Morgan Stanley shareholders' equity	62,022		61,799		62,049		--	--
Junior subordinated debt issued to capital trusts	4,827		4,833		4,853		--	(1%)
Less: Goodwill and intangible assets (4)	(7,587)		(7,665)		(6,691)		1%	(13%)
Tangible Morgan Stanley shareholders' equity	$59,262		$58,967		$60,211		1%	(2%)
Tangible common equity	$52,927		$52,626		$53,850		1%	(2%)

Leverage ratio	13.2	x	13.0	x	12.5	x

Tier 1 common capital (5)	$45,189		$43,728		$39,785		3%	14%
Tier 1 capital (6)	$54,755		$53,352		$51,114		3%	7%

Tier 1 common capital ratio	14.7%		13.9%		12.6%
Tier 1 capital ratio	17.9%		16.9%		16.2%
Tier 1 leverage ratio	7.1%		7.2%		6.6%

Period end common shares outstanding (000's)	1,974,042		1,975,040		1,926,986		--	2%

Book value per common share	$30.65		$30.53		$31.42
Tangible book value per common share	$26.81		$26.65		$27.95

Notes:	-	All data presented in millions except number of employees, liquidity, ratios and book values.
	-	The number of worldwide employees for all periods has been restated to exclude employees of Quilter.
-
Tangible common equity and tangible book value per common share are non-GAAP financial measures that the Firm considers to be useful measures of capital adequacy. Tangible common equity equals common equity less goodwill and intangible assets net of allowable mortgage servicing rights deduction and includes only the Firm’s share of the Wealth Management Joint Venture’s goodwill and intangible assets. Tangible book value per common share equals tangible common equity divided by period end common shares outstanding.

	-	Leverage ratio equals total assets divided by tangible Morgan Stanley shareholders' equity.
-
Tier 1 leverage ratio equals Tier 1 capital divided by adjusted average total assets (which reflects adjustments for disallowed goodwill, certain intangible assets, deferred tax assets and financial and non-financial equity investments).

	-	Refer to End Notes on pages 17-18 and Legal Notice on page 19.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2012	Sept 30, 2012	Dec 31, 2011	Sept 30, 2012	Dec 31, 2011	Dec 31, 2012	Dec 31, 2011	Change
Average Tier 1 Common Capital (1)
Institutional Securities	$22.3	$22.1	$24.4	1%	(9%)	$22.2	$25.9	(14%)
Global Wealth Management Group	3.8	3.8	3.3	--	15%	3.8	3.3	15%
Asset Management	1.3	1.3	1.4	--	(7%)	1.3	1.5	(13%)
Parent capital	17.1	16.2	11.5	6%	49%	15.5	5.3	192%
Total - continuing operations	44.5	43.4	40.6	3%	10%	42.8	36.0	19%
Discontinued operations	0.0	0.0	0.0	--	--	0.0	0.0	--
Firm	$44.5	$43.4	$40.6	3%	10%	$42.8	$36.0	19%

Average Common Equity (1)
Institutional Securities	$28.3	$28.8	$31.3	(2%)	(10%)	$29.0	$32.7	(11%)
Global Wealth Management Group	13.3	13.2	13.0	1%	2%	13.3	13.2	1%
Asset Management	2.4	2.4	2.5	--	(4%)	2.4	2.6	(8%)
Parent capital	16.3	16.6	13.8	(2%)	18%	16.1	5.9	173%
Total - continuing operations	60.3	61.0	60.6	(1%)	--	60.8	54.4	12%
Discontinued operations	0.0	0.0	0.0	--	--	0.0	0.0	--
Firm	$60.3	$61.0	$60.6	(1%)	--	$60.8	$54.4	12%

Return on average Tier 1 common capital
Institutional Securities	6%	*	*			*	7%
Global Wealth Management Group	29%	16%	16%			21%	13%
Asset Management	*	32%	1%			6%	*
Total - continuing operations	5%	*	*			*	6%
Firm	4%	*	*			*	6%

Return on average common equity
Institutional Securities	5%	*	*			*	5%
Global Wealth Management Group	8%	5%	4%			6%	3%
Asset Management	*	17%	1%			3%	*
Total - continuing operations	4%	*	*			*	4%
Firm	3%	*	*			*	4%

Notes:	-
Beginning in the quarter ended March 31, 2012, Firm and segment required Capital is met by Tier 1 common capital. Prior to the quarter ended March 31, 2012, the Firm's required Capital was met by regulatory Tier 1 capital or Tier 1 common equity. Segment capital for prior quarters has been recast under this framework.  Tier 1 common capital is defined as Tier 1 capital less non-common elements in Tier 1 capital, including perpetual preferred stock and related surplus, minority interest in subsidiaries, trust preferred securities and mandatory convertible preferred securities.

-
The return on average common equity and average Tier 1 common capital are non-GAAP measures that the Firm considers to be useful measures that the Firm and investors use to assess operating performance.

-
For the full year ended December 31, 2011, the negative adjustment of $1.7 billion related to the MUFG conversion was allocated to the business segments and included in the numerator for the purpose of calculating the return on average common equity as follows: Institutional Securities $1.4 billion, Global Wealth Management $0.2 billion and Asset Management $0.1 billion. Excluding this negative adjustment, the return on average common equity would have been: Firm: 7%, Institutional Securities: 10%, Global Wealth Management: 5% and Asset Management: 1%, for the full year ended December 31, 2011.

	-	Refer to End Notes on pages 17-18 and Legal Notice on page 19.

MORGAN STANLEY
Quarterly Institutional Securities Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2012	Sept 30, 2012	Dec 31, 2011	Sept 30, 2012	Dec 31, 2011	Dec 31, 2012	Dec 31, 2011	Change
Revenues:
Investment banking	$1,225	$969	$883	26%	39%	$3,929	$4,228	(7%)
Principal transactions:
Trading	1,246	314	664	*	88%	5,853	11,294	(48%)
Investments	148	74	65	100%	128%	219	239	(8%)
Commissions and fees	474	468	523	1%	(9%)	1,999	2,611	(23%)
Asset management, distribution and admin. fees	38	41	29	(7%)	31%	144	124	16%
Other	42	62	37	(32%)	14%	195	(241)	*
Total non-interest revenues	3,173	1,928	2,201	65%	44%	12,339	18,255	(32%)

Interest income	1,329	986	1,301	35%	2%	4,391	5,740	(24%)
Interest expense	1,551	1,547	1,434	--	8%	6,177	6,820	(9%)
Net interest	(222)	(561)	(133)	60%	(67%)	(1,786)	(1,080)	(65%)
Net revenues	2,951	1,367	2,068	116%	43%	10,553	17,175	(39%)

Compensation and benefits	1,486	1,637	1,550	(9%)	(4%)	6,653	7,199	(8%)
Non-compensation expenses	1,408	1,650	1,290	(15%)	9%	5,571	5,385	3%
Total non-interest expenses	2,894	3,287	2,840	(12%)	2%	12,224	12,584	(3%)

Income (loss) from continuing operations before taxes	57	(1,920)	(772)	*	*	(1,671)	4,591	*
Income tax provision / (benefit) from continuing operations	(331)	(662)	(419)	50%	21%	(1,028)	879	*
Income (loss) from continuing operations	388	(1,258)	(353)	*	*	(643)	3,712	*
Gain (loss) from discontinued operations after tax	(60)	(15)	(35)	*	(71%)	(119)	(99)	(20%)
Net income (loss)	328	(1,273)	(388)	*	*	(762)	3,613	*
Net income applicable to redeemable noncontrolling interests	-	-	-	--	--	-	-	--
Net income applicable to nonredeemable noncontrolling interests	38	12	6	*	*	194	244	(20%)
Net income (loss) applicable to Morgan Stanley	$290	$(1,285)	$(394)	*	*	$(956)	$3,369	*

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	353	(1,269)	(359)	*	*	(833)	3,468	*
Gain (loss) from discontinued operations after tax	(63)	(16)	(35)	*	(80%)	(123)	(99)	(24%)
Net income (loss) applicable to Morgan Stanley	$290	$(1,285)	$(394)	*	*	$(956)	$3,369	*

Return on average common equity
from continuing operations	5%	*	*			*	5%
Pre-tax profit margin	2%	*	*			*	27%
Compensation and benefits as a % of net revenues	50%	120%	75%			63%	42%

Notes:	-
Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance. Percentages represent income from continuing operations before income taxes as a percentage of net revenues.

	-	For the quarter and full year ended December 31, 2011, Principal Transactions - Trading included a loss of $1,742 million related to MBIA.
	-	Other revenues for the full year ended December 31, 2011 included a loss of approximately $783 million related to MUMSS.
-
The quarter ended December 31, 2012 included a net tax benefit of approximately $314 million, consisting of a discrete tax benefit of approximately $299 million related to the remeasurement of reserves, as well as an out of period net tax benefit of approximately $15 million to adjust previously recorded deferred tax assets.  The quarter ended September 30, 2012, included an out of period net income tax provision of approximately $82 million, primarily related to the overstatement of tax benefits associated with repatriated earnings of a foreign subsidiary in 2010.

-
The full year ended December 31, 2012 included an out of period net tax provision of approximately $67 million to adjust previously recorded deferred tax assets.  The full year ended December 31, 2011 included a net discrete tax benefit of $447 million from the remeasurement of a deferred tax asset and the reversal of a related valuation allowance that are both associated with the sale of Revel and the tax benefit of $230 million related to the MUMSS loss.

-
In the quarter ended December 31, 2012, discontinued operations includes the provision of $115 million related to a settlement with the Federal Reserve Board concerning the independent foreclosure review related to Saxon. For full year ended December 31, 2011, discontinued operations included charges related to losses associated with the planned disposition of Saxon.

-
The portion of net income attributable to noncontrolling interests for consolidated entities is presented as either net income (loss) applicable to redeemable noncontrolling interests or net income (loss) applicable to nonredeemable noncontrolling interests.

-
For the full year ended December 31, 2011, the negative adjustment related to the MUFG conversion was included in the numerator in the calculation of the return on average common equity. Excluding this negative adjustment, the return on average common equity for Institutional Securities would have been 10% for the twelve months ended December 31, 2011.

	-	Refer to Legal Notice on page 19.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2012	Sept 30, 2012	Dec 31, 2011	Sept 30, 2012	Dec 31, 2011	Dec 31, 2012	Dec 31, 2011	Change

Investment Banking
Advisory revenues	$454	$339	$406	34%	12%	$1,369	$1,737	(21%)
Underwriting revenues
Equity	237	199	189	19%	25%	891	1,132	(21%)
Fixed income	534	431	288	24%	85%	1,669	1,359	23%
Total underwriting revenues	771	630	477	22%	62%	2,560	2,491	3%

Total investment banking revenues	$1,225	$969	$883	26%	39%	$3,929	$4,228	(7%)

Sales & Trading
Equity	$1,090	$587	$1,254	86%	(13%)	$4,347	$6,770	(36%)
Fixed Income & Commodities	481	(163)	(254)	*	*	2,358	7,506	(69%)
Other	(35)	(162)	83	78%	*	(495)	(1,327)	63%
Total sales & trading net revenues	$1,536	$262	$1,083	*	42%	$6,210	$12,949	(52%)

Investments & Other
Investments	$148	$74	$65	100%	128%	$219	$239	(8%)
Other	42	62	37	(32%)	14%	195	(241)	*
Total investments & other revenues	$190	$136	$102	40%	86%	$414	$(2)	*

Total Institutional Securities net revenues	$2,951	$1,367	$2,068	116%	43%	$10,553	$17,175	(39%)

Notes:	- For the periods noted below, sales and trading net revenues included positive (negative) revenue related to DVA as follows:
December 31, 2012: Total QTD: $(511) million; Fixed Income & Commodities: $(330) million; Equity: $(181) million
September 30, 2012: Total QTD: $(2,262) million; Fixed Income & Commodities: $(1,621) million; Equity: $(641) million
December 31, 2011: Total QTD: $216 million; Fixed Income & Commodities: $239 million; Equity: $(23) million
December 31, 2012: Total YTD: $(4,402) million; Fixed Income & Commodities: $(3,273) million; Equity: $(1,130) million
December 31, 2011: Total YTD: $3,681 million; Fixed Income & Commodities: $3,062 million; Equity: $619 million
- For the quarter and full year ended Decemer 31, 2011, Fixed Income and Commodities sales and trading net revenues includes a loss of $1,742 million related to MBIA.
- Refer to Legal Notice on page 19.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in millions)

	Current VaR Methodology			Prior VaR Methodology

	Quarter Ended			Quarter Ended
	Dec 31, 2012	Sept 30, 2012	Dec 31, 2011	Dec 31, 2012	Sept 30, 2012	Dec 31, 2011

Average Daily 95% / One-Day Value-at-Risk ("VaR")
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$60	$53	$51	$83	$76	$57
Equity price	21	26	29	27	32	29
Foreign exchange rate	11	12	13	16	17	12
Commodity price	22	22	26	25	27	28

Aggregation of Primary Risk Categories	69	58	62	88	79	66

Credit Portfolio VaR	20	23	83	25	28	103

Trading VaR	$78	$63	$105	$98	$82	$123

Notes:	-
VaR represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the Firm's trading positions if the portfolio were held constant for a one-day period. The Firm modified its VaR model to make it more responsive to recent market conditions. The change has been approved by Firm’s regulators for use in the Firm's regulatory capital calculations. Further discussion of the calculation of VaR and the limitations of the Firm's 2012 VaR methodology, will be disclosed in Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" included in the Firm's 10-K for the year ended December 31, 2012.

	-	Refer to Legal Notice on page 19.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities - Corporate Loans and Commitments
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Dec 31, 2012	Sept 30, 2012	Dec 31, 2011	Sept 30, 2012	Dec 31, 2011

Loans and commitments at fair value
Corporate funded loans:
Investment grade	$3.8	$4.2	$6.6	(10%)	(42%)
Non-investment grade	3.6	5.6	7.3	(36%)	(51%)
Total corporate funded loans	$7.4	$9.8	$13.9	(24%)	(47%)

Corporate lending commitments:
Investment grade	$17.3	$24.2	$45.2	(29%)	(62%)
Non-investment grade	6.4	8.2	14.1	(22%)	(55%)
Total corporate lending commitments	$23.7	$32.4	$59.3	(27%)	(60%)

Corporate funded loans plus lending commitments:
Investment grade	$21.1	$28.4	$51.8	(26%)	(59%)
Non-investment grade	10.0	13.8	21.4	(28%)	(53%)
Total loans and commitments at fair value	$31.1	$42.2	$73.2	(26%)	(58%)

% investment grade	68%	67%	71%
% non-investment grade	32%	33%	29%

Held for investment (HFI) portfolio	$49.8	$40.5	$9.7	23%	*

Held for sale (HFS) portfolio	$7.1	$9.7	$-	(27%)	*
Total Corporate Lending Exposure	$88.0	$92.4	$82.9	(5%)	6%

Hedges	$19.7	$19.6	$35.8	1%	(45%)

Notes:	-
In connection with certain of its Institutional Securities business activities, the Firm provides loans or lending commitments to select clients related to its event driven or relationship lending activities.  For a further discussion of this activity, see the Firm's Annual Report on Form 10-K for the year ended December 31, 2012.

	-	Total Corporate Lending exposure represents the Firm's potential loss assuming the market price of funded loans and lending commitments was zero.
-
On December 31, 2012, September 30, 2012 and December 31, 2011, the "event-driven" portfolio of pipeline commitments and closed deals to non-investment grade borrowers were $3.9 billion, $6.5 billion and $3.8 billion, respectively.

-
On December 31, 2012, September 30, 2012 and December 31, 2011, the HFI portfolio allowance for loan losses for funded loans was $93 million, $85 million and $6 million, respectively, and the HFI portfolio allowance for credit losses for loan commitments was $84 million, $60 million and $18 million, respectively.

	-	Held for sale portfolio reflects loans and commitments carried at the lower of cost or fair market value.
	-	The hedge balance reflects the notional amount utilized by the corporate lending business.
	-	Refer to Legal Notice on page 19.

MORGAN STANLEY
Quarterly Global Wealth Management Group Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2012	Sept 30, 2012	Dec 31, 2011	Sept 30, 2012	Dec 31, 2011	Dec 31, 2012	Dec 31, 2011	Change
Revenues:
Investment banking	$209	$199	$165	5%	27%	$836	$750	11%
Principal transactions:
Trading	288	312	313	(8%)	(8%)	1,193	1,119	7%
Investments	3	4	(2)	(25%)	*	10	4	150%
Commissions and fees	579	521	626	11%	(8%)	2,261	2,737	(17%)
Asset management, distribution and admin. fees	1,882	1,810	1,622	4%	16%	7,288	6,792	7%
Other	99	80	78	24%	27%	316	410	(23%)
Total non-interest revenues	3,060	2,926	2,802	5%	9%	11,904	11,812	1%

Interest income	529	507	480	4%	10%	2,015	1,863	8%
Interest expense	128	97	63	32%	103%	403	386	4%
Net interest	401	410	417	(2%)	(4%)	1,612	1,477	9%
Net revenues	3,461	3,336	3,219	4%	8%	13,516	13,289	2%

Compensation and benefits	1,979	2,050	2,059	(3%)	(4%)	8,128	8,286	(2%)
Non-compensation expenses	901	1,047	922	(14%)	(2%)	3,788	3,748	1%
Total non-interest expenses	2,880	3,097	2,981	(7%)	(3%)	11,916	12,034	(1%)

Income (loss) from continuing operations before taxes	581	239	238	143%	144%	1,600	1,255	27%
Income tax provision / (benefit) from continuing operations	197	93	93	112%	112%	559	458	22%
Income (loss) from continuing operations	384	146	145	163%	165%	1,041	797	31%
Gain (loss) from discontinued operations after tax	1	5	4	(80%)	(75%)	68	14	*
Net income (loss)	385	151	149	155%	158%	1,109	811	37%
Net income applicable to redeemable noncontrolling interests	116	8	0	*	*	124	0	*
Net income applicable to nonredeemable noncontrolling interests	(9)	(3)	16	(200%)	*	143	146	(2%)
Net income (loss) applicable to Morgan Stanley	$278	$146	$133	90%	109%	$842	$665	27%

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	277	157	131	76%	111%	799	658	21%
Gain (loss) from discontinued operations after tax	1	(11)	2	*	(50%)	43	7	*
Net income (loss) applicable to Morgan Stanley	$278	$146	$133	90%	109%	$842	$665	27%

Return on average common equity
from continuing operations	8%	5%	4%			6%	3%
Pre-tax profit margin	17%	7%	7%			12%	9%
Compensation and benefits as a % of net revenues	57%	61%	64%			60%	62%

Notes:	-
Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance. Percentages represent income from continuing operations before income taxes as a percentage of net revenues.

-
The portion of net income attributable to noncontrolling interests for consolidated entities is presented as either net income (loss) applicable to redeemable noncontrolling interests or net income (loss) applicable to nonredeemable noncontrolling interests.

-
The full year ended December 31, 2012, included non-recurring costs of $193 million related to the MSWM integration and the purchase of an additional 14% stake in the Joint Venture reported in the quarter ended September 30, 2012.

	-	The full year ended December 31, 2012 and December 31, 2011, discontinued operations included the operating results related to Quilter.
-
During the quarter ended September 30, 2012, Morgan Stanley completed the purchase of an additional 14% stake in the Joint Venture from Citi, increasing the Firm’s interest from 51% to 65%. Prior to September 17, 2012, Citi’s results related to its 49% interest were reported in net income (loss) applicable to nonredeemable noncontrolling interests. Due to the terms of the revised agreement with Citi, subsequent to the purchase of the additional 14% stake, Citi’s results related to the 35% interest are reported in net income (loss) applicable to redeemable noncontrolling interests.

-
The negative adjustment related to the MUFG conversion was included in the numerator in the calculation of the return on average common equity. Excluding this negative adjustment, the return on average common equity for Global Wealth Management would have been 5% for the full year ended December 31, 2011.

	-	Refer to Legal Notice on page 19.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Global Wealth Management Group
(unaudited)

	Quarter Ended			Percentage Change From:
	Dec 31, 2012	Sept 30, 2012	Dec 31, 2011	Sept 30, 2012	Dec 31, 2011

Global representatives	16,780	16,829	17,512	--	(4%)

Annualized revenue per global
representative (000's)	$824	$790	$732	4%	13%

Assets by client segment (billions)
$10m or more	584	572	508	2%	15%
$1m - $10m	724	723	704	--	3%
Subtotal - > $1m	1,308	1,295	1,212	1%	8%
$100k - $1m	422	426	383	(1%)	10%
< $100k	46	47	42	(2%)	10%
Total client assets (billions)	$1,776	$1,768	$1,637	--	8%

% of assets by client segment > $1m	74%	73%	74%

Fee-based client account assets (billions)	$573	$556	$485	3%	18%
Fee-based assets as a % of client assets	32%	31%	30%

Bank deposit program (millions)	$130,798	$117,552	$110,561	11%	18%

Client assets per global
representative (millions)	$106	$105	$93	1%	14%

Global fee based asset flows (billions)	$3.7	$7.5	$4.8	(51%)	(23%)

Global retail locations	712	727	753	(2%)	(5%)

Notes:	-	Annualized revenue per global representative is defined as annualized revenue divided by average global representative headcount.
	-	Full year average annualized revenue per global representative is $793 thousand and $741 thousand for 2012 and 2011, respectively.
	-	Fee-based client account assets represent the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
-
For the quarters ended December 31, 2012, September 30, 2012 and December 31, 2011, approximately $72 billion, $60 billion and $56 billion, respectively, of the assets in the bank deposit program are attributable to Morgan Stanley.

	-	Global fee based asset flows represent the net asset flows, excluding interest and dividends, in client accounts where the basis of payment for services is a fee calculated on those assets.
	-	Client assets per global representative represents total client assets divided by period end global representative headcount.
	-	Refer to Legal Notice on page 19.

MORGAN STANLEY
Quarterly Asset Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2012	Sept 30, 2012	Dec 31, 2011	Sept 30, 2012	Dec 31, 2011	Dec 31, 2012	Dec 31, 2011	Change
Revenues:
Investment banking	$5	$4	$3	25%	67%	$17	$13	31%
Principal transactions:
Trading	(19)	(17)	(7)	(12%)	(171%)	(45)	(22)	(105%)
Investments (1)	153	212	77	(28%)	99%	513	330	55%
Commissions and fees	0	0	0	--	--	0	0	--
Asset management, distribution and admin. fees	447	437	379	2%	18%	1,703	1,582	8%
Other	16	(1)	(14)	*	*	55	25	120%
Total non-interest revenues	602	635	438	(5%)	37%	2,243	1,928	16%

Interest income	3	2	0	50%	*	10	10	--
Interest expense	6	6	14	--	(57%)	34	51	(33%)
Net interest	(3)	(4)	(14)	25%	79%	(24)	(41)	41%
Net revenues	599	631	424	(5%)	41%	2,219	1,887	18%

Compensation and benefits	168	241	183	(30%)	(8%)	841	848	(1%)
Non-compensation expenses	210	192	163	9%	29%	788	786	--
Total non-interest expenses	378	433	346	(13%)	9%	1,629	1,634	--

Income (loss) from continuing operations before taxes	221	198	78	12%	183%	590	253	133%
Income tax provision / (benefit) from continuing operations	229	44	28	*	*	317	73	*
Income (loss) from continuing operations	(8)	154	50	*	*	273	180	52%
Gain (loss) from discontinued operations after tax	(4)	12	5	*	*	9	41	(78%)
Net income (loss)	(12)	166	55	*	*	282	221	28%
Net income applicable to redeemable noncontrolling interests	0	0	0	--	--	-	-	--
Net income applicable to nonredeemable noncontrolling interests	49	50	44	(2%)	11%	187	145	29%
Net income (loss) applicable to Morgan Stanley	$(61)	$116	$11	*	*	$95	$76	25%

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	(57)	104	6	*	*	86	35	146%
Gain (loss) from discontinued operations after tax	(4)	12	5	*	*	9	41	(78%)
Net income (loss) applicable to Morgan Stanley	$(61)	$116	$11	*	*	$95	$76	25%

Return on average common equity
from continuing operations	*	17%	1%			3%	*
Pre-tax profit margin	37%	31%	18%			27%	13%
Compensation and benefits as a % of net revenues	28%	38%	43%			38%	45%

Notes:	-
Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance. Percentages represent income from continuing operations before income taxes as a percentage of net revenues.

-
The quarter and the full year ended December 31, 2012 included an out of period net tax provision of approximately $159 million, primarily related to the overstatement of deferred tax assets associated with partnership investments in prior periods. The Firm has evaluated the effects of the understatement of the income tax provision both qualitatively and quantitatively, and concluded that it did not have a material impact on any prior annual or quarterly consolidated results.  A comprehensive review of the Firm's deferred tax accounts continues, and as such, the net tax provisions noted above could be subject to revision.

-
The portion of net income attributable to noncontrolling interests for consolidated entities is presented as either net income (loss) applicable to redeemable noncontrolling interests or net income (loss) applicable to nonredeemable noncontrolling interests.

-
The negative adjustment related to the MUFG conversion was included in the numerator in the calculation of the return on average common equity. Excluding this negative adjustment, the return on average common equity for Asset Management would have been 1% for the twelve months ended December 30, 2011.

	-	Percentages represent income from continuing operations before income taxes as a percentage of net revenues.
	-	Refer to End Notes on pages 17-18 and Legal Notice on page 19.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Asset Management
(unaudited)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2012	Sept 30, 2012	Dec 31, 2011	Sept 30, 2012	Dec 31, 2011	Dec 31, 2012	Dec 31, 2011	Change

Net Revenues (millions)
Traditional Asset Management	$376	$372	$290	1%	30%	$1,427	$1,273	12%
Real Estate Investing (1)	127	125	111	2%	14%	520	442	18%
Merchant Banking	96	134	23	(28%)	*	272	172	58%
Total Asset Management	$599	$631	$424	(5%)	41%	$2,219	$1,887	18%

Assets under management or supervision (billions)

Net flows by asset class (2)
Traditional Asset Management
Equity	$(0.4)	$(1.8)	$1.0	78%	*	$(1.9)	$3.7	*
Fixed Income	3.7	(3.4)	(1.5)	*	*	(0.8)	(5.5)	85%
Liquidity	(2.6)	15.9	6.7	*	*	26.0	20.1	29%
Alternatives	0.1	0.3	7.8	(67%)	(99%)	1.1	7.9	(86%)
Total Traditional Asset Management	0.8	11.0	14.0	(93%)	(94%)	24.4	26.2	(7%)

Real Estate Investing	0.4	(0.2)	0.3	*	33%	0.9	1.0	(10%)
Merchant Banking	0.0	0.0	0.2	--	*	0.0	(1.4)	*
Total net flows	$1.2	$10.8	$14.5	(89%)	(92%)	$25.3	$25.8	(2%)

Assets under management or supervision by asset class (3)
Traditional Asset Management
Equity	$120	$117	$104	3%	15%
Fixed Income	62	57	57	9%	9%
Liquidity	100	102	74	(2%)	35%
Alternatives	27	27	25	--	8%
Total Traditional Asset Management	309	303	260	2%	19%

Real Estate Investing	20	19	18	5%	11%
Merchant Banking	9	9	9	--	--
Total Assets Under Management or Supervision	$338	$331	$287	2%	18%

Share of minority stake assets	5	5	6	--	(17%)

Notes:	- The alternatives asset class includes a range of investment products such as funds of hedge funds, funds of private equity funds and funds of real estate funds.
- The share of minority stake assets represents Asset Management's proportional share of assets managed by entities in which it owns a minority stake.
- Refer to End Notes on pages 17-18 and Legal Notice on page 19.

This page represents an addendum to the 4Q 2012 Financial Supplement, Appendix I

MORGAN STANLEY
Country Risk Exposure (1) - European Peripherals and France
As of December 31, 2012
(unaudited, dollars in millions)

		Net				Exposure
	Net	Counterparty	Funded	Unfunded	CDS	Before
	Inventory (2)	Exposure (3)	Lending	Commitments	Adjustment (4)	Hedges	Hedges (5)	Net Exposure
Greece
Sovereigns	$6	$34	$-	$-	$-	$40	$-	$40
Non-sovereigns	59	3	52	-	-	114	(48)	66
Sub-total	65	37	52	-	-	154	(48)	106

Ireland
Sovereigns	90	7	-	-	5	102	2	104
Non-sovereigns	84	29	72	56	19	260	(22)	238
Sub-total	174	36	72	56	24	362	(20)	342

Italy
Sovereigns	619	287	-	-	490	1,396	(203)	1,193
Non-sovereigns	448	774	384	727	153	2,486	(496)	1,990
Sub-total	1,067	1,061	384	727	643	3,882	(699)	3,183

Spain
Sovereigns	691	2	-	-	468	1,161	(6)	1,155
Non-sovereigns	298	301	123	807	167	1,696	(362)	1,334
Sub-total	989	303	123	807	635	2,857	(368)	2,489

Portugal
Sovereigns	(31)	32	-	-	31	32	(78)	(46)
Non-sovereigns	113	32	98	-	60	303	(31)	272
Sub-total	82	64	98	-	91	335	(109)	226

Total Euro Peripherals (6) (7)
Sovereigns	1,375	362	-	-	994	2,731	(285)	2,446
Non-sovereigns	1,002	1,139	729	1,590	399	4,859	(959)	3,900
Sub-total	$2,377	$1,501	$729	$1,590	$1,393	$7,590	$(1,244)	$6,346

France (6) (7)
Sovereigns	(3,086)	15	-	-	32	(3,039)	(230)	(3,269)
Non-sovereigns	(870)	2,244	270	1,926	259	3,829	(812)	3,017
Sub-total	$(3,956)	$2,259	$270	$1,926	$291	$790	$(1,042)	$(252)

(1)
Country risk exposure is measured in accordance with the Firm’s internal risk management standards and includes obligations from sovereign and non-sovereigns, which includes governments, corporations, clearinghouses and financial institutions.

(2)
Net inventory representing exposure to both long and short single name and index positions (i.e., bonds and equities at fair value and CDS based on notional amount assuming zero recovery adjusted for any fair value receivable or payable).

(3)	Net counterparty exposure (i.e., repurchase transactions, securities lending and OTC derivatives) taking into consideration legally enforceable master netting agreements and collateral.
(4)
CDS adjustment represents credit protection purchased from European peripheral banks on European peripheral sovereign and financial institution risk, or French banks on French sovereign and financial institution risk. Based on the CDS notional amount assuming zero recovery adjusted for any fair value receivable or payable.

(5)	Represents CDS hedges on net counterparty exposure and funded lending. Based on the CDS notional amount assuming zero recovery adjusted for any fair value receivable or payable.
(6)	In addition, at December 31, 2012, the Firm had European Peripherals and French exposure for overnight deposits with banks of approximately $81 million and $27 million, respectively.
(7)
At December 31, 2012, the benefit of collateral received against counterparty credit exposure was $5.0 billion in the European Peripherals with 97% of such collateral consisting of cash and German government obligations, and $7.5 billion in France with nearly all collateral consisting of cash and US government obligations. These amounts do not include collateral received on secured financing transactions.

- Refer to Legal Notice on page 19.

This page represents an addendum to the 4Q 2012 Financial Supplement, Appendix II

MORGAN STANLEY
Earnings Per Share Calculation Under Two-Class Method
Three Months Ended December 31, 2012
(unaudited, in millions, except for per share data)

	Allocation of net income from continuing operations
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Net income from continuing operations applicable to Morgan Stanley (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,891	100%		$95	$452	$547	(6)	$0.29
Participating Restricted Stock Units (1)	7	0%		$0	$2	$2	(7)	NA
	1,898	100%	$549	$95	$454	$549

	Allocation of gain (loss) from discontinued operations
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Gain (loss) from Discontinued Operations Applicable to Common Shareholders, after Tax (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,891	100%		$0	($66)	($66)	(6)	($0.04)
Participating Restricted Stock Units (1)	7	0%		$0	$0	$0	(7)	NA
	1,898	100%	($66)	$0	($66)	($66)

	Allocation of net income applicable to common shareholders
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Net income applicable to Morgan Stanley (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,891	100%		$95	$386	$481	(6)	$0.25
Participating Restricted Stock Units (1)	7	0%		$0	$2	$2	(7)	N/A
	1,898	100%	$483	$95	$388	$483

Note:	- Refer to End Notes on pages 17-18 and Legal Notice on page 19.

This page represents an addendum to the 4Q 2012 Financial Supplement, Appendix III

MORGAN STANLEY
Earnings Per Share Calculation Under Two-Class Method
Twelve Months Ended December 31, 2012
(unaudited, in millions, except for per share data)

	Allocation of net income from continuing operations
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Net income from continuing operations applicable to Morgan Stanley (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,886	100%		$377	($427)	($50)	(6)	($0.03)
Participating Restricted Stock Units (1)	9	0%		$2	$0	$2	(7)	NA
	1,895	100%	$(48)	$379	($427)	($48)

	Allocation of gain (loss) from discontinued operations
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Gain (loss) from Discontinued Operations Applicable to Common Shareholders, after Tax (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,886	100%		$0	($67)	($67)	(6)	($0.03)
Participating Restricted Stock Units (1)	9	0%		$0	$0	$0	(7)	NA
	1,895	100%	($67)	$0	($67)	($67)

	Allocation of net income applicable to common shareholders
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Net income applicable to Morgan Stanley (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,886	100%		$377	($494)	($117)	(6)	($0.06)
Participating Restricted Stock Units (1)	9	0%		$2	$0	$2	(7)	N/A
	1,895	100%	($115)	$379	($494)	($115)

Note:	- Refer to End Notes on pages 17-18 and Legal Notice on page 19.

MORGAN STANLEY
End Notes

Page 2:
(1)	For the quarter ended December 31, 2012, the Firm recognized, in income from continuing operations, a net tax benefit of approximately
$155 million. This included a discrete benefit of approximately $299 million related to the remeasurement of reserves due to either the expiration of the applicable statute of limitations, or new information regarding the status of certain Internal Revenue Service examinations. The Firm also recognized, in the quarter ended December 31, 2012, an out of period net tax provision of approximately $144 million, principally in the Asset Management business segment, primarily related to the overstatement of deferred tax assets associated with partnership investments in prior periods. For the full year ended December 31, 2012, the Firm recognized, in income from continuing operations, the discrete tax benefit noted above and an out of period net tax provision of approximately $226 million to adjust previously recorded deferred tax assets. The Firm has evaluated the effects of the understatement of the income tax provision both qualitatively and quantitatively and concluded that it did not have a material impact on any prior annual or quarterly consolidated results. A comprehensive review of the Firm’s deferred tax accounts continues, and as such, the net tax provisions noted
above could be subject to revision. The quarter ended September 30, 2012, included an out of period net income tax provision of approximately
$82 million, primarily related to the overstatement of tax benefits associated with repatriated earnings of a foreign subsidiary in 2010. The full year ended December 31, 2011, income tax provision / (benefit) from continuing operations included a net discrete tax benefit of $447 million associated with the sale of Revel Entertainment Group, LLC. (Revel) and the tax benefit of $230 million related to the MUMSS loss.

Page 4:
(1)	Reflects the regional view of the Firm's consolidated net revenues, on a managed basis, based on the following methodology: Institutional
Securities: investment banking - client location, equity capital markets - client location, debt capital markets - revenue recording location, sales & trading - trading desk location. Global Wealth Management: financial advisor location. Asset Management: client location except for the merchant banking business which is based on asset location.
(2)	Risk weighted assets (RWA) are calculated in accordance with the regulatory capital requirements of the Federal Reserve. RWAs reflect both on and off-balance sheet risk of the Firm. Market RWAs reflect capital charges attributable to the risk of loss resulting from adverse changes in market prices and other factors. Credit RWAs reflect capital charges attributable to the risk of loss arising from a borrower or counterparty failing to meet its financial obligations.
(3)	The Global Liquidity Reserve, which is held within the Parent and operating subsidiaries, is comprised of highly liquid and diversified cash and cash equivalents and unencumbered securities. Eligible unencumbered securities include U.S. government securities, U.S. agency securities, U.S.
agency mortgage-backed securities, FDIC-guaranteed corporate debt and non-U.S. government securities. For a further discussion of the Firm's
Global Liquidity Reserve, see the Firm's Quarterly Report on Form 10-Q for the quarter ended March 31, 2012.
(4)	Goodwill and intangible balances includes only the Firm's share of the Wealth Management Joint Venture's goodwill and intangible assets net of allowable mortgage servicing rights deduction for quarters ended December 31, 2012, September 30, 2012 and December 31, 2011 of $6 million,
$6 million and $120 million, respectively.
(5)	In accordance with the Federal Reserve Board's formalized definition as of December 30, 2011, Tier 1 common capital is defined as Tier 1 capital less non-common elements in Tier 1 capital, including perpetual preferred stock and related surplus, minority interest in subsidiaries, trust preferred securities and mandatory convertible preferred securities. Prior periods have been recast to conform to this definition. This computation is a preliminary estimate as of January 18, 2013 (the date of this release) and could be subject to revision in Morgan Stanley’s Annual Report on
Form 10-K for the year ended December 31, 2012.
(6)	Tier 1 capital consists predominately of common shareholders' equity as well as qualifying preferred stock and qualifying restricted core capital elements (trust preferred securities and noncontrolling interests) less goodwill, non-servicing intangible assets (excluding allowable mortgage servicing rights), net deferred tax assets (recoverable in excess of one year), an after-tax debt valuation adjustment and certain other deductions, including equity investments. This computation is a preliminary estimate as of January 18, 2013 (the date of this release) and could be subject to revision in Morgan Stanley’s Annual Report on Form 10-K for the year ended December 31, 2012.

Page 5:
(1)	The Firm’s capital estimation is based on the Required Capital framework, an internal capital adequacy measure which considers a risk-based going concern capital after absorbing potential losses from extreme stress events at a point in time. Beginning in the quarter ended March 31,
2012, the Firm's Required Capital is met by Tier 1 common capital. Tier 1 common capital and common equity attribution to business segment is based on capital usage calculated by the framework. The difference between the Firm's Tier 1 common capital and aggregate Required Capital is the Firm's Parent capital. The Firm generally holds parent capital for prospective regulatory requirements, including Basel III, organic growth, acquisitions and other capital needs. The Required Capital framework will continue to evolve over time in response to changes in the business and regulatory environment and to incorporate enhancements in modeling techniques.

Page 12:
(1)	The quarters ended December 31, 2012, September 30, 2012 and December 31, 2011 include investment gains (losses) for certain funds included in the Firm's consolidated financial statements. The limited partnership interests in these gains were reported in net income (loss) applicable to noncontrolling interests.

Page 13:
(1)	Real Estate Investing revenues include gains or losses related to principal investments held by certain consolidated real estate funds.
These gains or losses are offset in the net income (loss) applicable to noncontrolling interest. The investment gains (losses) for the quarters ended December 31, 2012, September 30, 2012 and December 31, 2011 are $50 million, $51 million and $45 million, respectively.
(2)	Net Flows by region [inflow / (outflow)] for the quarters ended December 31, 2012, September 30, 2012 and December 31, 2011 are:
North America: $(2.2) billion, $9.1 billion and $8.6 billion
International: $3.4 billion, $1.7 billion and $5.9 billion
(3)	Assets under management or supervision by region for the quarters ended December 31, 2012, September 30, 2012 and December 31, 2011 are:
North America: $213 billion, $212 billion and $187 billion
International: $125 billion, $119 billion and $100 billion

MORGAN STANLEY
End Notes

Page 15:
(1)	Unvested share-based payment awards that contain non-forfeitable rights to dividends or dividend equivalents (whether paid or unpaid)
are participating securities and are included in the computation of EPS pursuant to the two-class method. Restricted Stock Units ("RSUs")
that pay dividend equivalents subject to vesting are not deemed participating securities and are included in diluted shares outstanding
(if dilutive) under the treasury stock method.
(2)	The percentage of weighted basic common shares and participating RSUs to the total weighted average of basic common shares and participating RSUs.
(3)	Represents net income from continuing operations, gain (loss) from discontinued operations (after-tax), and net income applicable to Morgan Stanley for the quarter ended December 31, 2012 prior to allocations to participating RSUs.
(4)	Distributed earnings represent the dividends declared on common shares and participating RSUs for the quarter ended December 31, 2012.
The amount of dividends declared is based upon the number of common shares outstanding as of the dividend record date. During the quarter ended December 31, 2012, a $0.05 dividend was declared on common shares outstanding and participating RSUs.
(5)	The two-class method assumes all of the earnings for the reporting period are distributed and allocated to the participating RSUs what they would be entitled to based on their contractual rights and obligations of the participating security.
(6)	Total income applicable to common shareholders to be allocated to the common shares in calculating basic and diluted EPS for common shares.
(7)	Total income applicable to common shareholders to be allocated to the participating RSUs reflected as a deduction to the numerator in determining basic and diluted EPS for common shares.
(8)	Basic and diluted EPS data are required to be presented only for classes of common stock, as described under the accounting guidance for earnings per share.

Page 16:
(1)	Unvested share-based payment awards that contain non-forfeitable rights to dividends or dividend equivalents (whether paid or unpaid)
are participating securities and are included in the computation of EPS pursuant to the two-class method. Restricted Stock Units
("RSUs") that pay dividend equivalents subject to vesting are not deemed participating securities and are included in diluted shares outstanding (if dilutive) under the treasury stock method.
(2)	The percentage of weighted basic common shares and participating RSUs to the total weighted average of basic common shares, and participating RSUs.
(3)	Represents net income from continuing operations, gain (loss) from discontinued operations (after tax), and net income applicable to Morgan Stanley for the year ended December 31, 2012 prior to allocations to participating RSUs.
(4)	Distributed earnings represent the dividends declared on common shares and participating RSUs for the year ended December 31, 2012.
The amount of dividends declared is based upon the number of common shares outstanding as of the dividend record date. During the twelve months ended December 31, 2012, a total of $0.20 dividend was declared on common shares outstanding and participating RSUs.
(5)	The two-class method assumes all of the earnings for the reporting period are distributed and allocates to the participating RSUs on what they would be entitled to based on the contractual rights and obligations of the participating security.
(6)	Total income applicable to common shareholders to be allocated to the common shares in calculating basic and diluted EPS for common shares.
(7)	Total income applicable to common shareholders to be allocated to the participating RSUs reflected as a deduction to the numerator in determining basic and diluted EPS for common shares.
(8)	Basic and diluted EPS data are required to be presented only for classes of common stock, as described under the accounting guidance for earnings per share.

MORGAN STANLEY
Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Firm's fourth quarter earnings press release issued January 18, 2013.